EXHIBIT 21.1

NEWELL BRANDS INC. AND SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
DECEMBER 31, 2021

NAME OF ENTITY	STATE OR JURISDICTION

Alleghany International Exercise Co.	Delaware
Allegre Puericulture	France
Alltrista Limited	Canada
American Household, Inc.	Delaware
American Tool Companies Holding B.V.	Netherlands
Aparatos Electronicos de Saltillo, S.A. de C.V.	Mexico
Application des Gaz	France
Aprica (Shanghai) Trading Co., Ltd.	China
Aprica (Zhongshan) Ltd.	China
Aprica Childcare Institute - Aprica lkuji Kenkyusho Kabushiki Kaisha	Japan
Australian Coleman, Inc.	Kansas
B-F Processing LLC	Delaware
Baby Jogger Holdings, Inc.	Delaware
Baby Jogger, LLC	Virginia
BCTIX, Inc.	Alabama
Bernardin Ltd.	Canada
Berol Corporation	Delaware
Berol Pen Company	North Carolina
Bond Gifting, Inc.	Delaware
BRK Brands, Inc.	Delaware
BTM Ventures, LLC	Delaware
Camping Gaz (Deutschland) GmbH	Germany
Camping Gaz (Suisse) SA	Switzerland
Camping Gaz CS s.r.o.	Czechia
Camping Gaz Italia S.r.l.	Italy
Canada GP Holdings LLC	Delaware
Cardinal Finco Inc.	Delaware
Cavoma LP	Cayman Islands
Cavoma Ltd.	Cayman Islands
CC Outlet, Inc.	Delaware
Chemetron Corporation	Delaware
Chemetron Investments, Inc.	Delaware
Chiltern Thermoforming Limited	United Kingdom
Coleman (Deutschland) GmbH	Germany
Coleman Benelux B.V.	Netherlands
Coleman Benelux Holdings B.V.	Netherlands
Coleman EMEA GmbH	Germany
Coleman International Holdings, LLC	Delaware
Coleman Japan Co., Ltd.	Japan
Coleman Latin America, LLC	Delaware
Coleman UK Limited	United Kingdom
Coleman Venture Capital, Inc.	Kansas
Coleman Worldwide Corporation	Delaware
Comercial Berol, S. A. de C.V.	Mexico
Detector Technology Limited	Hong Kong
Dongguan HuiXun Electrical Products Co., Ltd.	China
Dymo BV	Belgium

Dymo Europe Holdings LLC	Delaware
Dymo Holdings BV	Belgium
El Rayo de Sol de Chihuahua, S.A. de C.V.	Mexico
El Sol Partes, S.A. de C.V.	Mexico
Electronica BRK de Mexico, S.A. de C.V.	Mexico
Eliskim, Inc.	Delaware
Elmer's & Toagosei Co.	Ohio
Elmer's International LLC	Delaware
Elmer's Investments LLC	Delaware
Elmer's Products Canada, Corporation	Canada
Embassy Products, LLC	Delaware
Ember Investment Corporation	Delaware
Esteem Industries Limited	Hong Kong
Europe Brands S.à r.l.	Luxembourg
Europe Brands Sarl (US Branch qualification)	Illinois
Facel S.A.S.	France
Fine Writing Pens of London Limited	United Kingdom
First Alert (Canada) Inc.	Canada
First Alert, Inc.	Delaware
Fountain Holdings Limited	United Kingdom
Furth Corporation	Delaware
Gingham, LLC	Georgia
Graco Children's Products Hong Kong, Limited	Hong Kong
Graco Children's Products Inc.	Delaware
Hereford NWL Limited	United Kingdom
Hogar Plus, SA	Spain
Holmes Motor Corporation	Delaware
Holmes Products (Europe) Limited	United Kingdom
Holmes Products (Europe) Limited - French Branch	France
Home Fragrance Italia S.r.l.	Italy
Hunt Americas Corporation	Delaware
Hunt Management Company, Inc.	Pennsylvania
Hydrosurge Equipment Company, LLC	Delaware
Ignite Holdings II, LLC	Delaware
Ignite Holdings, LLC	Delaware
Ignite Hong Kong, Limited	Hong Kong
Industrias Corama S.A. de C.V.	Mexico
Infoswitch, Inc.	Delaware
Integrated Specialties, Inc.	California
ISP	France
Jarden Consumer Solutions (Asia) Limited	Hong Kong
Jarden Consumer Solutions (Europe) Limited	United Kingdom
Jarden Consumer Solutions of India Private Limited	India
Jarden del Peru S.A.C.	Peru
Jarden LLC	Delaware
Jarden Lux Finco S.A.R.L. (LLC)	Luxembourg
Jarden Lux Finco S.à r.l.	Luxembourg
Jarden Lux Holdings S.à r.l.	Luxembourg
Jarden Lux II S.à r.l.	Luxembourg
Jarden Receivables, LLC	Delaware
Jarden Switzerland Sàrl	Switzerland
JBC Direct, LLC	Delaware
JCS Brasil Eletrodomesticos S.A.	Brazil
Kansas Acquisition Corp.	Delaware
L.A. Services, Inc.	Delaware
Laser Acquisition Corp.	Delaware

Leviathan Aqueduct Holdings B.V.	Netherlands
Leviathan NES Holdings B.V.	Netherlands
Leviathan Nes LLC	Delaware
Leviathan NWL Investments B.V.	Netherlands
Leviathan NWL LLC	Delaware
Leviathan NWL Partners C.V.	Netherlands
Leviathan NWL Sub LLC	Delaware
Lillo do Brasil lndustria e Comercio de Produtos lnfantis Ltda.	Brazil
Loral Corporation	Delaware
Luxembourg Brands S.à r.l.	Luxembourg
Magnetics And Electronics, Inc.	Delaware
MAPA	France
Mapa Babycare Company Limited	Hong Kong
Mapa Babycare Company Limited - Yau Tong Branch	Hong Kong
Mapa Gloves SDN BHD	Malaysia
MAPA GmbH	Germany
Mapa Spontex CE s.r.o.	Czechia
Mapa Spontex Iberica SAU	Spain
Mapa Spontex Italia S.p.A.	Italy
Mapa Spontex Trading (Shanghai) Company Limited	China
Mapa Spontex Trading SDN BHD	Malaysia
Mapa Spontex UK Limited	United Kingdom
Mapa Virulana SAIC	Argentina
Marmot Mountain Canada Ltd.	Canada
Marmot Mountain Europe GmbH	Germany
Marmot Mountain Europe GmbH (UK Branch)	UK
Marmot Mountain, LLC	Delaware
Montey Corporation	Delaware
Montey Credit Corporation	Pennsylvania
Mucambo SA	Brazil
NBS Holdings	New Zealand
New Bra-Con Industries, Inc.	Delaware
Newell (1995)	United Kingdom
Newell Australia Pty Limited	Australia
Newell Brands APAC Sourcing Limited	Hong Kong
Newell Brands APAC Treasury Limited	Hong Kong
Newell Brands Canada Holding ULC	Canada
Newell Brands Canada ULC	Canada
Newell Brands Cayman Ill Ltd.	Cayman Islands
Newell Brands Cayman Ltd.	Cayman Islands
Newell Brands Community Fund, Inc.	Florida
Newell Brands de Argentina S.A.	Argentina
Newell Brands de Chile Limitada	Chile
Newell Brands de Colombia S.A.S.	Colombia
Newell Brands de Mexico, S.A. de C.V.	Mexico
Newell Brands de Peru S.A.C.	Peru
Newell Brands Distribution LLC	Delaware
Newell Brands Distribution México, S.A. de C.V.	Mexico
Newell Brands DTC, Inc.	Delaware
Newell Brands HK Holdings Limited	Hong Kong
Newell Brands HK Sourcing Limited	Hong Kong
Newell Brands Inc.	Delaware
Newell Brands Industries LLC	Delaware
Newell Brands International I B.V.	Netherlands
Newell Brands International II B.V.	Netherlands
Newell Brands International LLC	Delaware

Newell Brands Investment II, Inc.	Delaware
Newell Brands Ireland Services Designated Activity Company	Ireland
Newell Brands Japan G.K.	Japan
Newell Brands Lux Holding LP	Delaware
Newell Brands Lux Holdings S.à r.l.	Luxembourg
Newell Brands Lux Real Estate Holdings S.à r.l.	Luxembourg
Newell Brands Middle East FZCO	United Arab Emirates
Newell Brands Products (Shanghai) Co., Ltd.	China
Newell Brands Sourcing Corp.	Delaware
Newell Brands Technical Center (Guangzhou) Company Limited	China
Newell Brands UK Limited	United Kingdom
Newell Europe Sàrl	Switzerland
Newell Finance Company	Delaware
Newell Holdings Limited	United Kingdom
Newell Insurance Designated Activity Company	Ireland
Newell International Capital SAS	France
Newell International Finance Co Limited Partnership	Scotland
Newell Investments France SAS	France
Newell Investments Inc.	Delaware
Newell Investments Inc. (Korea Branch)	Republic of Korea
Newell Luxembourg Finance S.à r.l.	Luxembourg
Newell Luxembourg Finance Sarl - US Branch	Illinois
Newell New Zealand Limited	New Zealand
Newell Operating Company	Delaware
Newell Poland Services Sp. z o.o.	Poland
Newell Puerto Rico. Ltd.	Delaware
Newell Rubbermaid (M) SDN. BHD.	Malaysia
Newell Rubbermaid (Thailand) Co., Ltd.	Thailand
Newell Rubbermaid Asia Pacific Limited - Philippine Branch	Philippines
Newell Rubbermaid Asia Pacific Limited	Hong Kong
Newell Rubbermaid Consultancy Services (Shenzhen) Co., Ltd.	China
Newell Rubbermaid Czech Republic sro	Czechia
Newell Rubbermaid Development LLC	Delaware
Newell Rubbermaid Europe LLC	Delaware
Newell Rubbermaid German Holding GmbH	Germany
Newell Rubbermaid Global Sourcing Asia Ltd.	Cayman Islands
Newell Rubbermaid Global Sourcing Asia Ltd. (India Liaison Office)	India
Newell Rubbermaid Global Sourcing Asia Ltd. - India Branch	India
Newell Rubbermaid Global Sourcing Asia Ltd. - Taipei Branch	Taiwan, Province Of China
Newell Rubbermaid Holding B.V.	Netherlands
Newell Rubbermaid Holdings LLC	Delaware
Newell Rubbermaid Hungary Trading Ltd. (Newell Rubbermaid Magyarorszag Kereskedelmi Kft.)	Hungary
Newell Rubbermaid Kirtasiye Ticaret ve Sanayi Limited Sirketi	Turkey
Newell Rubbermaid Mexicali, S. de R.L. de C.V.	Mexico
Newell Rubbermaid Mexico Holding LLC	Delaware
Newell Rubbermaid Panama S. de R.L.	Panama
Newell Rubbermaid Panama S. de R.L. Costa Rica Branch	Costa Rica
Newell Rubbermaid Sourcing Management Hong Kong LP	Hong Kong
Newell Rubbermaid Sweden AB	Sweden
Newell Rubbermaid Trading (Shanghai) Co., Ltd.	China
Newell Rubbermaid UK Holdings Limited	United Kingdom
Newell Rubbermaid UK Production	United Kingdom
Newell Rubbermaid UK Services Limited	United Kingdom
Newell Rubbermaid US Finance Co.	Delaware
Newell Sales & Marketing Group, Inc.	Delaware
Newell Spain Holding, S.L.	Spain

Newell Spain Services, S.L.	Spain
Newell Spain, S.L.	Spain
Nimex Saltillo S.A. de C.V.	Mexico
Nippon Coleman, Inc.	Kansas
Northern Aqueduct Holdings LLC	Delaware
Northern Aqueduct I, B.V.	Netherlands
Northern Aqueduct II, B.V.	Netherlands
NR Canada Holding ULC	Canada
NR Capital Co.	Canada
NR Finance Co.	Canada
NWL Austria GmbH	Austria
NWL Belgium BV	Belgium
NWL Belgium Production BV	Belgium
NWL Belgium Services BV	Belgium
NWL Cayman Holdings Ltd.	Cayman Islands
NWL Denmark Services Aps	Denmark
NWL Europe Holdings LLC	Delaware
NWL European Finance S.à r.l.	Luxembourg
NWL Finland OY	Finland
NWL France Production SAS	France
NWL France SAS	France
NWL France Services SAS	France
NWL Germany GmbH	Germany
NWL Germany Office Products GmbH	Germany
NWL Germany Production GmbH	Germany
NWL Germany Services GmbH	Germany
NWL GP Holdings LLC	Delaware
NWL Hamburg Services GmbH	Germany
NWL Italy Srl	Italy
NWL Luxembourg S.à r.l.	Luxembourg
NWL Netherlands B.V.	Netherlands
NWL Netherlands Holding B.V.	Netherlands
NWL Netherlands Holding II B.V.	Netherlands
NWL Netherlands Holding III B.V.	Netherlands
NWL Netherlands JP Holding B.V.	Netherlands
NWL Netherlands Production B.V.	Netherlands
NWL Netherlands Services B.V.	Netherlands
NWL Norway AS	Norway
NWL South Africa (Pty) Limited	South Africa
NWL Switzerland Sàrl	Switzerland
NWL Valence Services SAS	France
Onethousand West, Inc.	Florida
Oster de Venezuela Inc.	Canada
Oster de Venezuela, S.C.A.	Republic of Venezuela Bolivarian
Oster Electrodomesticos Iberica, S.L.	Spain
Oster GmbH	Germany
Oster of Canada ULC	Canada
Oster VZ Holdings Inc.	Canada
Outdoor Sports Gear, LLC	Delaware
Packs & Travel Corporation	Delaware
Parker Pen (Shanghai) Limited	China
Parker Pen Products	United Kingdom
Polyhedron Holdings Limited	United Kingdom
Prodox, S.A. de C.V.	Mexico
Pulse Home Products (Holdings) Limited	United Kingdom
Quickie Holdings LLC	Delaware

Raider Motor Corporation	Bahamas
Repuestos Electronicos, S.A.	Republic of Venezuela Bolivarian
Reynolds Pen International	France
Reynolds Pens India Private Limited	India
Ross Products, Inc.	Delaware
Rubbermaid Commercial Products LLC	Delaware
Rubbermaid Europe Holding Inc.	Delaware
Rubbermaid Incorporated	Ohio
Rubbermaid Ireland Limited	Ireland
Rubbermaid Portugal, Lda.	Portugal
Rubbermaid Services Corp.	Delaware
Sanford Brands Venezuela, Inc.	Canada
Sanford Brands Venezuela, Inc. - Venezuelan Branch	Republic of Venezuela Bolivarian
Sanford GMBH Holding Company	Delaware
Sanford Hellas EPE	Greece
Sanford Holding LLC	Delaware
Sanford LLC	Russian Federation
Sanford rotring (GB) Limited	United Kingdom
Sanford, L.P.	Illinois
Sevca, LLC	Delaware
Shakespeare Conductive Fibers, LLC	Delaware
Shakespeare Europe B.V.	Netherlands
Shenzhen CICAM Manufacturing Co. Limited [joint venture]	China
SI II, Inc.	Florida
Sistema Plastics Australia Limited	New Zealand
Sistema Plastics Australia Limited - Australian Branch	Australia
Sistema Plastics Limited	New Zealand
Sistema Plastics UK Limited	New Zealand
Sistema Plastics UK Limited (UK Branch)	United Kingdom
Sistema Plastiques France Limited	New Zealand
Sistema Plastiques France Limited (French Branch)	France
Sitca LLC	Washington
Smith Mountain Industries, Inc.	Delaware
Sobral lnvicta S.A.	Brazil
Spontex S.A.S.	France
Summit Holding GmbH	Germany
Summit Holdings Europe Ltd.	Cayman Islands
Summit Worldwide Company	Cayman Islands
Sunbeam Americas Holdings, LLC	Delaware
Sunbeam ANZ Holdings Pty Ltd	Australia
Sunbeam Corporation Pty Ltd	Australia
Sunbeam del Peru, S.A.	Peru
Sunbeam Diversified Holdings LLC	Florida
Sunbeam Latin America, LLC	Delaware
Sunbeam Products, Inc.	Delaware
Sunbeam Uruguay, S.A.	Uruguay
Sunbeam-Oster de Acuna, S.A. de C.V.	Mexico
Sunbeam-Oster de Matamoros, S.A. de C.V.	Mexico
SunCan Holding Corp.	Canada
Söke Handels GmbH	Austria
SÖKE-HUNGÁRIA Műanyagfeldolgozó és Kereskedelmi Korlátolt Felelősségű Társaság (Söke-Hungária Kft)	Hungary
Taiwan Aprica Inc.	Taiwan, Province Of China
Temrac Company, Inc.	New Jersey
Terbal Corporation	Delaware
Teutonia USA LLC	Delaware

The Coleman Company, Inc.	Delaware
The Newell Brands Charitable Foundation	Delaware
The Representative Office of Newell Rubbermaid Asia Pacific Limited in Ho Chi Minh City	Viet Nam
The Wallingford Insurance Company Limited	Bermuda
The Yankee Candle Company, Inc.	Massachusetts
THL-FA IP Corp.	Delaware
True Temper Venezuela, S.A.	Republic of Venezuela Bolivarian
Vine Mill Limited	United Kingdom
Virumetal S.A.	Uruguay
Visant Company, LLC	Delaware
Visant Holding Company, LLC	Delaware
Viskovita GmbH	Germany
Waverly Products Company Limited	Jamaica
Woodshaft, Inc.	Ohio
X Properties, LLC	Delaware
Yankee Candle Admin LLC	Virginia
Yankee Candle Canada Inc.	Canada
Yankee Candle Company (Europe) Limited	United Kingdom
Yankee Candle Deutschland GmbH	Germany
Yankee Candle France	France
Yankee Candle Investments LLC	Delaware
Yankee Candle Restaurant Corp.	Delaware
Yankee Candle s.r.o.	Czechia